Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In condition with the Quarterly Report on Form 10-Q of Polydex Pharmaceuticals Limited (the “Company”) for the quarterly period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George G. Usher, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By	/s/ George G. Usher
George G. Usher,
Chief Executive Officer
June 16, 2003